  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 21, 1995
                                                Registration No. 33-
                                                                    -----
=========================================================================

                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                           --------------------

                                 FORM S-8
                          REGISTRATION STATEMENT
                                   UNDER
                        THE SECURITIES ACT OF 1933

                           --------------------

                           FALCON PRODUCTS, INC.
          (Exact name of registrant as specified in its charter)

                  DELAWARE                            43-0730877
     (State or other jurisdiction of              (I.R.S. Employer
      incorporation or organization)              Identification No.)

                   9387 DIELMAN INDUSTRIAL DRIVE
                        ST. LOUIS, MISSOURI                       63132
               (Address of Principal Executive Offices)         (Zip Code)

     FALCON PRODUCTS, INC. AMENDED AND RESTATED 1991 STOCK OPTION PLAN
                         (Full title of the Plan)

                            STEPHEN L. CLANTON
             SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                           FALCON PRODUCTS, INC.
                       9387 DIELMAN INDUSTRIAL DRIVE
                        ST. LOUIS, MISSOURI  63132
                  (Name and address of agent for service)

                              (314) 991-9200
                     (Telephone number, including area
                        code, of agent for service)

                     Copies of all correspondence to:
                          Robert H. Wexler, Esq.
                      Gallop, Johnson & Neuman, L.C.
                          Interco Corporate Tower
                           101 South Hanley Road
                        St. Louis, Missouri  63105

=========================================================================

                      CALCULATION OF REGISTRATION FEE
                                   Proposed       Proposed
Title of                           maximum        maximum
securities       Amount            offering       aggregate      Amount of
to be            to be             price          offering       registra-
registered       registered<F1>    per share<F2>  price          tion fee
- ----------       ----------        ---------      ---------      ---------
Common Stock     400,000           $11.47         $4,588,000     $1,583
$0.02 par value
per share

- -----------------
<F1> Represents additional number of shares available for issuance under the
     Plan, for which a registration statement on Form S-8 (Reg. No. 33-46997) was filed with the Securities and Exchange Commission on March 26, 1992.
<F2> Estimated solely for the purpose of calculating the registration fee.
     Such estimate has been calculated in accordance with Rule 457(h) under the Securities Act of 1933, and with respect to shares covered by currently outstanding options, is based upon the exercise price thereof, and with respect to the shares not covered by currently outstanding options, is based upon the average of the high and low prices per share of the Registrant's Common Stock as reported by the National Association of Securities Dealers Automated Quotation National Market System on March 14, 1995.

                                  PART II

            INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

     The following documents filed by the Registrant with the Securities and Exchange Commission are incorporated herein by reference:

     (a) The Registrant's Annual Report on Form 10-K for fiscal year ended October 29, 1994;

     (b) The Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended January 28, 1995; and

     c) The description of the Registrant's common stock which is contained in the registration statement filed by the Registrant under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including any amendment or report filed for the purpose of updating such description.


     All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all such securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference herein and filed prior to the filing hereof shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained herein modifies or supersedes such statement, and any statement contained herein or in any other document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained in any other subsequently filed document which also is incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this registration statement.

     Items 4, 5 and 7 of the Registrant's previously filed Registration Statement on Form S-8 (Registration No. 33-46997) are incorporated herein by reference to such Registration Statement.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Section 145 of the General Corporation Law of the State of Delaware permits indemnification by a corporation of certain officers, directors, employees and agents. Consistent therewith,

Article IX of the Registrant's Amended and Restated Bylaws requires that the Registrant indemnify all persons whom it may indemnify pursuant thereto to the fullest extent permitted by Section 145. Article IX also provides that expenses incurred by an officer, director, employee or agent of the Registrant or any of its direct or indirect wholly owned subsidiaries in defending a civil or criminal action, suit or proceeding, will be paid by the Registrant in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such officer, director, employee or agent to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Registrant as authorized.

     The Registrant maintains a claims-made policy of directors' and officers' liability and company reimbursement insurance. The directors' and officers' liability portion of such policy covers all directors and officers of the Registrant and subsidiary companies, more than 50 percent of the outstanding voting stock of which is directly or indirectly owned by the Registrant. The policy provides for a payment on behalf of the directors and officers up to the policy limits for all Losses (as defined) which the directors and officers, or any of them, shall become legally obligated to pay, from claims made against them during the policy period for Wrongful Acts (as defined), which include: errors, misstatements, misleading statements, acts or omissions and neglect or breach of duty in the discharge of their duties, solely in their capacity as directors and officers of the Registrant or a subsidiary thereof, individually or collectively, or in connection with any matter claimed against them solely by reason of their being directors or officers of the Registrant or such subsidiary. The insurance includes the cost of defenses, appeals, bonds, settlements and judgments. The insurer's limit of liability under the policy is $2,000,000 in the aggregate for all Losses per year. The policy contains various reporting requirements and exclusions. The Registrant also maintains a claims-made policy which provides coverage for the Registrant, its directors and officers, against loss, liability, cost or expense (as defined) incurred under the federal securities laws.

ITEM 8.  EXHIBITS

     The following exhibits are filed as part of this registration statement or incorporated by reference herein.
Exhibit
Number                          Description
- -------                         -----------
4.1  Falcon Products, Inc. Amended and Restated 1991 Stock Option Plan,
     incorporated herein by reference to Exhibit 4.1 to the Registrant's
     Registration Statement on Form S-8 (Reg. No. 33-46997).

4.2  Amendment to the Falcon Products, Inc. Amended and Restated 1991 Stock
     Option Plan, incorporated herein by reference to Exhibit 10.18(a) to the Registrant's Annual Report on Form 10-K for the fiscal year ended
     October 30, 1993.

4.3  Amendment No. 2 to the Falcon Products, Inc. Amended and Restated 1991
     Stock Option Plan, incorporated herein by reference to Exhibit 10.23(a) to the Registrant's Annual Report on Form 10-K for the fiscal year ended
     October 29, 1994.

5    Opinion of Gallop, Johnson & Neuman, L.C.

23.1 Consent of Arthur Andersen LLP

23.2 Consent of Gallop, Johnson & Neuman, L.C. (included in Exhibit 5).

24 Power of Attorney (included on signature page of the registration statement).

ITEM 9.  UNDERTAKINGS

     (a)  The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

              (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

              (ii) To reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment hereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement;

              (iii) To include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement;

provided, however, that paragraphs (i) and (ii) do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed or furnished by the Registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c)-(g)  Not Applicable.

     (h) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     (i)  Not Applicable.

     (j)  Not Applicable.

                                SIGNATURES


     The Registrant.  Pursuant to the requirements of the Securities Act of
     --------------
1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the County of St. Louis, State of Missouri, on March 16, 1995.


                      FALCON PRODUCTS, INC.



                      By: /s/ Franklin A. Jacobs
                          -----------------------------------------------------
                          Franklin A. Jacobs
                          President and Chief Executive Officer



                             POWER OF ATTORNEY


   We, the undersigned officers and directors of Falcon Products, Inc., hereby severally and individually constitute and appoint Franklin A. Jacobs and Stephen L. Clanton, and each of them, the true and lawful attorneys and agents of each of us to execute in the name, place and stead of each of us (individually and in any capacity stated below) any and all amendments to this Registration Statement on Form S-8 and all instruments necessary or advisable in connection therewith and to file the same with the Securities and Exchange Commission, each of said attorneys and agents to have the power to act with or without the other and to have full power and authority to do and perform in the name and on behalf of each of the undersigned every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as any of the undersigned might or could do in person, and we hereby ratify and confirm our signatures as they may be signed by our said attorneys and agents and each of them to any and all such amendments and instruments.

   Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

       Name                           Title                   Date
       ----                           -----                   ----
/s/ Franklin A. Jacobs
- -----------------------------   Chairman, President,
Franklin A. Jacobs              Chief Executive
                                Officer and Director       March 16, 1995

/s/ Stephen L. Clanton
- -----------------------------   Senior Vice President,
Stephen L. Clanton              Chief Financial            March 16, 1995
                                Officer, Secretary
                                and Treasurer
                                (Principal Financial
                                and Accounting Officer)


/s/ Raynor E. Baldwin
- -----------------------------   Director                   March 16, 1995
Raynor E. Baldwin


/s/ Donald P. Gallop
- -----------------------------   Director                   March 16, 1995
Donald P. Gallop


/s/ Franklin E. Hancock
- -----------------------------   Director                   March 16, 1995
Franklin E. Hancock


/s/ James L. Hoagland
- -----------------------------   Director                   March 16, 1995
James L. Hoagland



- -----------------------------   Director                   March 16, 1995
S. Lee Kling


/s/ Lee M. Liberman
- -----------------------------   Director                   March 16, 1995
Lee M. Liberman


/s/ Alan Peters
- -----------------------------   Director                   March 16, 1995
Alan Peters


/s/ James Schneider
- -----------------------------   Director                   March 16, 1995
James Schneider

                               FORM S-8

                         FALCON PRODUCTS, INC.

                             EXHIBIT INDEX
                             -------------
Exhibit
Number                  Description
- ------                  -----------
4.1      Falcon Products, Inc. Amended and Restated
         1991 Stock Option Plan, incorporated herein
         by reference to Exhibit 4.1 to the
         Registrant's Registration Statement on
         Form S-8 (Reg. No. 33-46997).


4.2      Amendment to the Falcon Products, Inc.
         Amended and Restated 1991 Stock Option
         Plan, incorporated herein by reference
         to Exhibit 10.18(a) to the Registrant's
         Annual Report on Form 10-K for the fiscal year ended October 30, 1993.


4.3      Amendment No. 2 to the Falcon Products,
         Inc. Amended and Restated 1991 Stock Option
         Plan, incorporated herein by reference to
         Exhibit 10.23(a) to the Registrant's Annual
         Report on Form 10-K for the fiscal year
         ended October 29, 1994.


5        Opinion of Gallop, Johnson & Neuman, L.C.


23.1     Consent of Arthur Andersen LLP


23.2     Consent of Gallop, Johnson & Neuman, L.C.
          (included in Exhibit 5).


24       Power of Attorney (included on signature
          page of the registration statement).



                                    II-8

